Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  NOVEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-7

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a)  The amounts below are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

          Class 7-A1...$       25.52326062    Class 7-A11..$  0.00000000
          Class 7-A2...$       25.52325967    Class 7-A12..$  0.00000000
          Class 7-A3...$       25.52327751    Class 7-PO...$  0.91328618
          Class 7-A4...$       17.27222702    Class 7-M....$  0.67629874
          Class 7-A5...$       16.07437248    Class 7-B1...$  0.67629779
          Class 7-A6...$        0.00000000    Class 7-B2...$  0.67629696
          Class 7-A7...$       10.35929904    Class 7-B3...$  0.67630064
          Class 7-A8...$        0.00000000    Class 7-B4...$  0.67630561
          Class 7-A9...$        0.00000000    Class 7-B5...$  0.67628967
          Class 7-A10..$        0.00000000    Class 7-R....$  0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

          Class 7-A1...$       24.53654445     Class 7-A8..$  0.00000000
          Class 7-A2...$       24.53654354     Class 7-A9..$  0.00000000
          Class 7-A3...$       24.53656069     Class 7-10..$  0.00000000
          Class 7-A4...$       16.60449158     Class 7-11..$  0.00000000
          Class 7-A5...$       15.45294548     Class 7-12..$  0.00000000
          Class 7-A6...$        0.00000000     Class 7-PO..$  0.87797900
          Class 7-A7...$        9.95881385     Class 7-M...$  0.00000000

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          Class 7-B1...$        0.00000000     Class 7-B4..$  0.00000000
          Class 7-B2...$        0.00000000     Class 7-B5..$  0.00000000
          Class 7-B3...$        0.00000000     Class 7-R...$  0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 7-A1...$        7.02774831     Class 7-M...$  6.23753854
          Class 7-A2...$        5.62219872     Class 7-B1..$  6.23753664
          Class 7-A3...$        5.58315926     Class 7-B2..$  6.23753783
          Class 7-A4...$        5.68449548     Class 7-B3..$  6.23753664
          Class 7-A5...$        6.40229244     Class 7-B4..$  6.23753971
          Class 7-A6...$        5.93749977     Class 7-B5..$  6.23748817
          Class 7-A7...$        6.05816507     Class 7-R...$  0.00000000
          Class 7-A8...$        6.25000000     Class 7-S...$  0.34730211
          Class 7-A9...$        0.00000000
          Class 7-A10..$        6.66666700
          Class 7-A11..$        6.25000000
          Class 7-A12..$        6.04166650

     iv)  Accrual Amount:

              Class 7-A9...........     $           43,301.87


     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:    $        0.22065938

(b) The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:      $    330,667,136.26

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:                              1,173

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date: Class Certificate Single Principal Balance Certificate Balance

                              Class Certificate             Single
                              Principal Balance        Certificate Balance
                              -----------------        -------------------

          Class 7-A1........  $   28,751,624.47         $        911.51
          Class 7-A2........  $    5,172,089.13         $        911.51
          Class 7-A3........  $  136,698,215.27         $        911.51
          Class 7-A4........  $   15,765,370.16         $        940.12
          Class 7-A5........  $   33,383,467.23         $        944.27
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          Class 7-A6........  $   12,029,747.00         $      1,000.00
          Class 7-A7........  $    4,008,399.59         $        958.95
          Class 7-A8........  $    2,760,000.00         $      1,000.00
          Class 7-A9........  $    6,971,600.41         $      1,025.24
          Class 7-A10.......  $   10,000,000.00         $      1,000.00
          Class 7-A11.......  $   40,000,000.00         $      1,000.00
          Class 7-A12.......  $   20,000,000.00         $      1,000.00
          Class 7-PO........  $      280,889.67         $        996.13
          Class 7-M.........  $    5,239,670.32         $        997.33
          Class 7-B1........  $    3,493,113.54         $        997.33
          Class 7-B2........  $    2,619,834.67         $        997.33
          Class 7-B3........  $    1,746,556.77         $        997.33
          Class 7-B4........  $      523,966.13         $        997.33
          Class 7-B5........  $    1,222,591.90         $        997.33
          Class 7-S.........  $  317,392,461.98         $        942.04
          Class 7-R.........  $            0.00         $          0.00


     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value........................................$         0.00
          unpaid principal balance..........................$         0.00
          number of related mortgage loans..................             0

     ix) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
               Number                8    Principal Balance  $  1,802,001.12
               (2)  60-89 days
               Number                1    Principal Balance  $    233,543.19
               (3)  90 days or more
               Number                0    Principal Balance  $          0.00

          (b)  in foreclosure
               Number                1    Principal Balance  $    112,379.80

     x) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):                       $              0.00

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     xi)  The Senior Percentage for such Distribution Date: ....     95.579000%

          The Junior Percentage for such Distribution Date: ....      4.421000%

     xii) The Senior Prepayment Percentage for such Distribution
          Date: ................................................    100.000000%

          The Junior Prepayment Percentage for such Distribution
          Date: ................................................      0.000000%